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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers hereby certifies that, to his knowledge, (1) the Annual Report on Form 10-K of COMFORCE Corporation for the year ended December 29, 2002 as to which this Certification is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of COMFORCE Corporation.

Signed this 9th day of April, 2003.

/s/ John C. Fanning
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John C. Fanning,
Chairman and Chief Executive Officer

/s/ Harry V. Maccarrone
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Harry V. Maccarrone,
Executive Vice President and Chief Financial Officer